Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund	March 31, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 123.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%
Blackstone CQP Holdco LP 4.756% (LIBOR03M + 3.750%) due 06/05/2028 ~	$1,200	$1,195
GIP Blue Holding LP 5.506% (LIBOR03M + 4.500%) due 09/29/2028 ~	1,796	1,793
Intelsat Jackson Holdings SA 4.920% due 02/01/2029	457	450
Rosefield Pipeline Co. LLC 12.000% (LIBOR03M + 10.000%) due 08/22/2023 «~	4,822	4,784

Total Loan Participations and Assignments (Cost $8,200)		8,222

CORPORATE BONDS & NOTES 13.0%
BANKING & FINANCE 0.3%
Curo Group Holdings Corp. 7.500% due 08/01/2028	1,200	1,033
Intelsat Jackson Holdings SA 8.500% due 10/15/2024 «	2,200	0
Midcap Financial Issuer Trust 5.625% due 01/15/2030	1,000	886

		1,919

INDUSTRIALS 10.2%
America Movil SAB de CV 5.375% due 04/04/2032 (a)	5,000	5,012
Ascent Resources Utica Holdings LLC 8.250% due 12/31/2028	3,100	3,260
Champion Path Holdings Ltd. 4.850% due 01/27/2028	4,060	3,246
Chesapeake Energy Corp.
5.500% due 02/01/2026	2,600	2,666
5.875% due 02/01/2029	3,450	3,567
Comstock Resources, Inc. 6.750% due 03/01/2029 (j)	4,700	4,855
CQP Holdco LP 5.500% due 06/15/2031	2,800	2,754
Encino Acquisition Partners Holdings LLC 8.500% due 05/01/2028	2,000	2,062
EnLink Midstream LLC 5.625% due 01/15/2028	1,600	1,634
EQM Midstream Partners LP 4.500% due 01/15/2029 (f)	1,800	1,687
Hess Midstream Operations LP 4.250% due 02/15/2030 (f)	1,250	1,182
Howard Midstream Energy Partners LLC 6.750% due 01/15/2027	200	196
Intelsat Jackson Holdings SA 6.500% due 03/15/2030	1,547	1,547
Melco Resorts Finance Ltd. 5.750% due 07/21/2028 (j)	5,060	4,481
MGM China Holdings Ltd. 5.875% due 05/15/2026 (j)	4,990	4,555
MPH Acquisition Holdings LLC 5.750% due 11/01/2028 (j)	3,000	2,714
Nabors Industries, Inc. 7.375% due 05/15/2027	200	208
Northriver Midstream Finance LP 5.625% due 02/15/2026 (j)	4,000	3,990
NuStar Logistics LP 6.000% due 06/01/2026 (e)	3,000	3,038
Parkland Corp. 4.625% due 05/01/2030	3,000	2,795
Range Resources Corp. 4.750% due 02/15/2030	2,600	2,586
Rockcliff Energy LLC 5.500% due 10/15/2029	3,550	3,559
Studio City Co. Ltd. 7.000% due 02/15/2027	200	196
Studio City Finance Ltd. 5.000% due 01/15/2029	4,400	3,356

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

Sunoco LP
4.500% due 05/15/2029 (e)	3,000	2,834
4.500% due 04/30/2030 (e)	3,000	2,768
USA Compression Partners LP 6.875% due 09/01/2027 (e)	2,500	2,513
Venture Global Calcasieu Pass LLC 3.875% due 11/01/2033	4,200	4,023
Wynn Macau Ltd. 5.625% due 08/26/2028	3,250	2,830

		80,114

UTILITIES 2.5%
Antero Midstream Partners LP 7.875% due 05/15/2026 (f)	1,900	2,059
Crestwood Midstream Partners LP 6.000% due 02/01/2029 (e)	2,450	2,446
CrownRock LP 5.000% due 05/01/2029	2,100	2,104
Genesis Energy LP 8.000% due 01/15/2027 (e)	3,900	4,016
Peru LNG SRL 5.375% due 03/22/2030	3,700	3,282
Talen Energy Supply LLC 6.625% due 01/15/2028	2,400	2,236
Tallgrass Energy Partners LP 6.000% due 12/31/2030 (f)	4,000	3,888

		20,031

Total Corporate Bonds & Notes (Cost $106,066)		102,064

U.S. TREASURY OBLIGATIONS 24.1%
U.S. Treasury Notes
1.125% due 10/31/2026 (j)	202,000	190,034

Total U.S. Treasury Obligations (Cost $200,484)		190,034

	SHARES
COMMON STOCKS 64.9%
ENERGY 59.6%
Antero Midstream Corp.	719,000	7,816
Cheniere Energy, Inc.	319,000	44,229
Chesapeake Energy Corp.	133,450	11,610
ConocoPhillips	141,000	14,100
Devon Energy Corp.	286,100	16,917
Diamondback Energy, Inc.	102,450	14,044
DT Midstream, Inc.	284,000	15,410
Enbridge, Inc.	511,000	23,524
EnLink Midstream LLC	1,215,000	11,725
EQT Corp.	247,050	8,501
Equitrans Midstream Corp.	2,046,420	17,272
Hess Midstream LP 'A' (f)	509,949	15,298
Marathon Oil Corp.	332,100	8,339
Occidental Petroleum Corp.	279,000	15,830
ONEOK, Inc.	346,700	24,487
Pembina Pipeline Corp.	309,700	11,636
Phillips 66	80,210	6,929
Pioneer Natural Resources Co.	84,000	21,002
Plains GP Holdings LP 'A' (g)	2,055,000	23,735
Rattler Midstream LP (g)	508,000	7,097
Southwestern Energy Co. (b)	1,465,800	10,510
Targa Resources Corp.	595,000	44,905
TC Energy Corp.	303,462	17,116
Venture Global LNG, Inc. «(b)(h)	2,885	39,862
Williams Cos., Inc.	1,143,900	38,218

		470,112

FINANCIALS 0.1%
Intelsat SA «(b)(h)	21,256	648

INDUSTRIALS 4.1%
Array Technologies, Inc. (b)	156,400	1,763
Rivian U.S. Equity (b)(h)	608,688	30,580

		32,343

UTILITIES 1.1%
Orsted AS	22,300	2,817

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

ReNew Energy Global PLC (b)	700,000	5,754

		8,571

Total Common Stocks (Cost $324,892)		511,674

MASTER LIMITED PARTNERSHIPS 5.3%
ENERGY 5.3%
Genesis Energy LP	600,220	7,029
Sunoco LP	273,719	11,179
DCP Midstream LP	154,494	5,185
Energy Transfer LP	725,583	8,119
Enterprise Products Partners LP	60,787	1,569
MPLX LP	53,000	1,758
Western Midstream Partners LP	287,668	7,255

Total Master Limited Partnerships (Cost $29,677)		42,094

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «	4,452	21

Total Rights (Cost $0)		21

REAL ESTATE INVESTMENT TRUSTS 2.0%
REAL ESTATE 2.0%
American Campus Communities, Inc.	11,400	638
Apartment Income REIT Corp.	17,000	909
Brandywine Realty Trust	43,700	618
EPR Properties	11,600	635
Gaming & Leisure Properties, Inc.	39,300	1,844
Healthcare Realty Trust, Inc.	11,700	322
Highwoods Properties, Inc.	13,200	604
Hudson Pacific Properties, Inc.	21,900	608
Medical Properties Trust, Inc.	116,900	2,471
MGM Growth Properties LLC	33,900	1,312
Physicians Realty Trust	18,700	328
Simon Property Group, Inc.	8,600	1,131
SITE Centers Corp.	37,600	628
SL Green Realty Corp.	7,400	601
Spirit Realty Capital, Inc.	12,600	580
STORE Capital Corp.	19,000	555
Ventas, Inc.	10,800	667
VICI Properties, Inc.	37,010	1,053
WP Carey, Inc.	7,400	598

Total Real Estate Investment Trusts (Cost $16,010)		16,102

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 13.3%
REPURCHASE AGREEMENTS (i) 2.4%		18,920

U.S. TREASURY BILLS 9.0%
0.315% due 04/07/2022 - 06/30/2022 (c)(d)(l)(n)	71,100	71,064

U.S. TREASURY CASH MANAGEMENT BILLS 1.9%
0.650% due 06/28/2022 - 07/26/2022 (c)(d)	14,700	14,670

Total Short-Term Instruments (Cost $104,650)		104,654

Total Investments in Securities (Cost $789,979)		974,865

Total Investments 123.6% (Cost $789,979)		$974,865
Financial Derivative Instruments (k)(m) 2.4%(Cost or Premiums, net $1,011)		18,753
Other Assets and Liabilities, net (26.0)%		(205,195)

Net Assets 100.0%		$788,423

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(f)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(g)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(h)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Intelsat SA	02/05/2020	$1,699	$648	0.08%
Rivian U.S. Equity	07/10/2020	9,429	30,580	3.88
Venture Global LNG, Inc.	06/27/2019 – 04/04/2022	15,002	39,862	5.06

$26,130	$71,090	9.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(i)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	0.010%	03/31/2022	04/01/2022	$2,084	U.S. Treasury Bills 0.000% due 08/04/2022	$(2,126)	$2,084	$2,084
MBC	0.280	03/31/2022	04/01/2022	16,200	U.S. Treasury Notes 1.250% due 12/31/2026	(16,703)	16,200	16,200
SSB	0.010	03/31/2022	04/01/2022	636	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(649)	636	636

Total Repurchase Agreements	$(19,478)	$18,920	$18,920

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate[2]	Settlement Date	Maturity Date	Amount Borrowed[2]	Payable for Reverse Repurchase Agreements

BPS	0.900%	03/09/2022	06/09/2022	$(4,082)	$(4,085)
BRC	0.870	03/09/2022	06/09/2022	(10,664)	(10,670)
JPS	0.310	03/22/2022	04/05/2022	(4,864)	(4,864)
0.320	03/23/2022	04/06/2022	(157,018)	(157,031)
SBI	0.050	03/18/2022	TBD(3)	(2,289)	(2,289)

Total Reverse Repurchase Agreements	$(178,939)

(j)	Securities with an aggregate market value of $181,025 and cash of $208 have been pledged as collateral under the terms of master agreements as of March 31, 2022.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(152,982) at a weighted average interest rate of 0.089%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin(1)
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Brent 1st Line vs. Dubai 1st Line August Futures	08/2022	30	$112	$(5)	$0	$(5)
Brent 1st Line vs. Dubai 1st Line July Futures	07/2022	77	313	25	0	(24)
California Carbon Allowance Vintage December Futures	12/2022	401	12,467	948	0	(128)
Henry Hub Natural Gas April Futures	03/2023	15	151	32	2	0
Henry Hub Natural Gas August Futures	07/2023	15	150	30	2	0
Henry Hub Natural Gas July Futures	06/2023	15	149	30	2	0
Henry Hub Natural Gas June Futures	05/2023	15	148	28	2	0
Henry Hub Natural Gas May Futures	04/2023	15	146	27	2	0
Henry Hub Natural Gas October Futures	09/2023	15	150	31	2	0
Henry Hub Natural Gas September Futures	08/2023	15	149	30	2	0
Natural Gas April Futures	03/2023	3	161	73	3	(1)
Natural Gas April Futures	03/2024	5	195	76	0	(4)
Natural Gas August Futures	07/2023	3	142	51	0	(1)
Natural Gas August Futures	07/2024	5	178	55	0	(1)
Natural Gas December Futures	11/2024	5	186	63	5	0
Natural Gas February Futures	01/2024	5	211	96	0	(1)
Natural Gas January Futures	12/2023	5	222	100	0	(2)
Natural Gas July Futures	06/2023	3	142	51	0	0
Natural Gas July Futures	06/2024	5	179	56	0	(1)
Natural Gas June Futures	05/2023	3	136	48	0	(2)
Natural Gas June Futures	05/2024	5	176	57	0	(1)
Natural Gas March Futures	02/2024	5	217	95	0	0
Natural Gas May Futures	04/2023	3	145	54	3	(2)
Natural Gas May Futures	04/2024	5	185	62	0	(1)
Natural Gas November Futures	10/2024	5	181	62	7	0
Natural Gas October Futures	09/2024	5	183	60	7	0
Natural Gas September Futures	08/2023	3	140	52	0	(1)
Natural Gas September Futures	08/2024	5	174	55	0	0
WTI Crude December Futures	11/2022	313	28,045	3,794	0	(1,020)
WTI Crude December Futures	11/2023	103	8,353	(158)	0	(66)
WTI Crude December Futures	11/2024	60	4,535	(37)	11	0

$5,941	$50	$(1,261)

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Brent 1st Line vs. Dubai 1st Line June Futures	06/2022	107	$(470)	$(8)	$44	$0
Brent Crude December Futures	10/2022	313	(29,895)	(4,347)	917	0

$(4,355)	$961	$0

Total Futures Contracts	$1,586	$1,011	$(1,261)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	10/31/2026	$198,100	$1,011	$9,132	$10,143	$0	$(15)

Total Swap Agreements	$1,011	$9,132	$10,143	$0	$(15)

(l)	Securities with an aggregate market value of $2,990 and cash of $4,836 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.
(1)	Unsettled variation margin asset of $3 and liability of $(3) for closed future is outstanding at period end.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2022	DKK	4,448	$703	$41	$0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

05/2022	CAD	62,920	49,423	0	(899)
05/2022	GBP	137	186	6	0
05/2022	$295	EUR	262	0	(5)
05/2022	115	GBP	86	0	(2)
07/2022	EUR	3,990	$4,912	483	0
07/2022	$403	EUR	330	0	(36)
BPS	05/2022	EUR	344	$382	2	(1)
05/2022	$5,063	EUR	4,490	6	(95)
07/2022	767	635	0	(62)
BRC	05/2022	EUR	487	$544	5	(1)
05/2022	$242	EUR	216	0	(3)
CBK	04/2022	DKK	2,043	$323	19	0
05/2022	EUR	1,012	1,154	33	0
05/2022	$716	EUR	627	0	(21)
GLM	05/2022	EUR	176	$197	2	(1)
05/2022	$148	EUR	133	0	0
07/2022	3,207	2,621	0	(297)
HUS	05/2022	CAD	673	$539	1	0
05/2022	EUR	290	320	0	(1)
05/2022	$255	EUR	233	3	0
07/2022	EUR	2,093	$2,595	272	0
07/2022	$1,862	EUR	1,534	0	(159)
JPM	07/2022	EUR	154	$183	12	0
MYI	04/2022	DKK	13,285	2,097	121	0
04/2022	$2,545	DKK	17,227	17	0
07/2022	DKK	19,312	$2,867	1	(16)
RBC	07/2022	EUR	2,633	3,105	182	0
07/2022	GBP	82	113	5	0
SSB	07/2022	$1,142	EUR	963	0	(73)
UAG	05/2022	EUR	141	$156	0	0

Total Forward Foreign Currency Contracts	$1,211	$(1,672)

SWAP AGREEMENTS:
TOTAL RETURN SWAPS ON EQUITY INDICES
Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	AMNAX Index	28,008	1.131% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/09/2022	$17,420	$0	$2,318	$2,318	$0
Receive	AMZX Index	12,130	0.965% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/30/2022	14,695	0	1,676	1,676	0
CBK	Receive	AMZX Index	13,196	0.915% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2022	15,803	0	1,989	1,989	0
FAR	Receive	AMZX Index	12,312	0.781% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/09/2022	14,955	0	1,666	1,666	0

$0	$7,649	$7,649	$0

TOTAL RETURN SWAPS ON SECURITIES
Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	Aircastle Ltd.	17,000	0.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/07/2022	$892	$0	$17	$17	$0
Receive	EPR Properties	11,600	0.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/07/2022	594	0	44	44	0
Receive	Simon Property Group, Inc.	8,600	0.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/07/2022	1,198	0	(53)	0	(53)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

	Receive	SITE Centers Corp.	37,600	0.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/07/2022	599	0	28	28	0
	Receive	WP Carey, Inc.	7,400	0.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/07/2022	587	0	19	19	0
	Receive	Energy Transfer LP	700,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/04/2023	6,941	0	886	886	0
	Receive	MPLX LP	225,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/04/2023	7,355	0	103	103	0
	Receive	Crestwood Equity Partners LP	51,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	1,425	0	99	99	0
	Receive	DCP Midstream LP	193,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	5,978	0	494	494	0
	Receive	Energy Transfer LP	1,143,495	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	11,412	0	1,374	1,374	0
	Receive	Enterprise Products Partners LP	702,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	17,073	0	1,031	1,031	0
	Receive	MPLX LP	412,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	13,633	0	25	25	0
	Receive	Phillips 66 Partners LP	97,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	8,571	0	(195)	0	(195)
	Receive	Plains All American Pipeline LP	335,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	3,893	0	(292)	0	(292)
	Receive	Western Gas Partners LP	270,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	7,139	0	(335)	0	(335)
BRC	Receive	DCP Midstream LP	22,000	0.980% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	667	0	71	71	0
FAR	Receive	DCP Midstream LP	395,000	0.820% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/14/2022	11,827	0	1,562	1,562	0
	Receive	Plains All American Pipeline LP	706,000	0.820% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/14/2022	7,594	0	56	56	0
	Receive	Western Gas Partners LP	410,000	0.820% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/14/2022	8,981	0	1,475	1,475	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

	Receive	Crestwood Equity Partners LP	73,000	0.690% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	2,256	0	(72)	0	(72)
	Receive	DCP Midstream LP	82,000	0.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	2,699	0	51	51	0
	Receive	Energy Transfer LP	1,131,421	0.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	11,518	0	1,138	1,138	0
	Receive	Enterprise Products Partners LP	670,000	0.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	16,871	0	415	415	0
	Receive	MPLX LP	318,000	0.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	10,523	0	24	24	0
	Receive	NuStar Energy LP	50,000	0.810% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	832	0	(111)	0	(111)
	Receive	Phillips 66 Partners LP	51,500	0.610% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	4,086	0	362	362	0
	Receive	Plains All American Pipeline LP	152,000	0.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	1,646	0	(11)	0	(11)
	Receive	Western Gas Partners LP	216,550	0.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	5,336	0	123	123	0
GST	Receive	Plains All American Pipeline LP	170,000	0.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	1,829	0	(19)	0	(19)
	Receive	DCP Midstream LP	97,000	0.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	2,942	0	311	311	0
	Receive	Energy Transfer LP	938,239	0.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	9,176	0	1,317	1,317	0
	Receive	Enterprise Products Partners LP	398,000	0.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	9,317	0	949	949	0
	Receive	MPLX LP	399,000	0.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	12,513	0	718	718	0
	Receive	NuStar Energy LP	130,000	0.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	1,994	0	(121)	0	(121)
	Receive	Plains All American Pipeline LP	274,000	0.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	2,770	0	176	176	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

	Receive	Western Gas Partners LP	117,425	0.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	2,973	0	(14)	0	(14)
JPM	Receive	American Campus Communities, Inc.	11,300	0.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	617	0	15	15	0
	Receive	Gaming and Leisure Properties, Inc.	38,900	0.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	1,769	0	83	83	0
	Receive	Host Hotels & Resorts, Inc.	11,500	0.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	312	0	4	4	0
	Receive	MGM Growth Properties LLC	33,600	0.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	1,254	0	64	64	0
	Receive	Physicians Realty Trust	18,600	0.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	312	0	19	19	0

								$0	$11,830	$13,053	$(1,223)

Total Swap Agreements								$0	$19,479	$20,702	$(1,223)

(n)

Securities with an aggregate market value of $262 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 03/31/2022

Investments in Securities, at Value
Loan Participations and Assignments						$0	$3,438	$4,784		$8,222
Corporate Bonds & Notes
Banking & Finance						0	1,919	0		1,919
Industrials						0	80,114	0		80,114
Utilities						0	20,031	0		20,031
U.S. Treasury Obligations						0	190,034	0		190,034
Common Stocks
Energy						430,250	0	39,862		470,112
Financials						0	0	648		648
Industrials						1,763	30,580	0		32,343
Utilities						8,571	0	0		8,571
Master Limited Partnerships
Energy						42,094	0	0		42,094
Rights
Financials						0	0	21		21
Real Estate Investment Trusts
Real Estate						16,102	0	0		16,102
Short-Term Instruments
Repurchase Agreements						0	18,920	0		18,920
U.S. Treasury Bills						0	71,064	0		71,064
U.S. Treasury Cash Management Bills						0	14,670	0		14,670

Total Investments						$498,780	$430,770	$45,315		$974,865

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared						1,011	0	0		1,011
Over the counter						0	21,913	0		21,913

						$1,011	$21,913	$0		$22,924
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared						(1,261)	(15)	0		(1,276)
Over the counter						0	(2,895)	0		(2,895)

						$(1,261)	$(2,910)	$0		$(4,171)

Total Financial Derivative Instruments						$(250)	$19,003	$0		$18,753

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

Totals					$498,530		$449,773	$45,315	$993,618

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:
Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$15,437	$0	$(10,543)	$42	$45	$(197)	$0	$0	$4,784	$58
Common Stocks
Energy	19,722	0	0	0	0	20,140	0	0	39,862	20,140
Financials	0	1,699	0	0	0	(1,051)	0	0	648	(1,051)
Rights
Financials	0	0	0	0	0	21	0	0	21	21
Preferred Securities
Industrials	22,597	0	(9,428)	0	0	(13,169)	0	0	0	0

Totals	$57,756	$1,699	$(19,971)	$42	$45	$5,744	$0	$0	$45,315	$19,168

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2022	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$4,784	Discounted Cash Flow			Discount Rate			8.602	—
Common Stocks
Energy		39,862	Comparable Companies/Discounted Cash Flow			EBITDA Multiple/Discount Rate		X/%	11.450/15.670	—
Financials		648	Indicative Market Quotation			Broker Quote			30.500	—
Rights
Financials		21	Other Valuation Techniques(2)			—			—	—

Total		$45,315

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)								Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The PIMCO Cayman Commodity Fund IX, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”) organized under the laws of the Cayman Islands, acts as investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Subsidiary was formed on December 14, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiary comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 4.9% of the Fund’s consolidated net assets.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either: (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not

Notes to Financial Statements (Cont.)

open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	JPS	J.P. Morgan Securities LLC	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	MBC	HSBC Bank Plc

Currency Abbreviations:
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar
DKK	Danish Krone	GBP	British Pound

Index/Spread Abbreviations:
AMNAX	Alerian Midstream Energy Total Return Index	BRENT	Brent Crude	SOFR	Secured Overnight Financing Rate
AMZX	Alerian MLP Total Return Index	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REIT	Real Estate Investment Trust	TBD	To-Be-Determined
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced	WTI	West Texas Intermediate
OIS	Overnight Index Swap